SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 8, 1995



                         NATIONAL PENN BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


       Pennsylvania                  0-10957               23-2215075
(State or other jurisdiction      (Commission          (I.R.S. Employer
     of incorporation)            File Number)            Ident. No.)


    Philadelphia and Reading Avenues, Boyertown, PA        19512
       (Address of principal executive office)          (Zip Code)


       Registrant's telephone number, including area code (215) 367-6001


                                      N/A
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On September 8, 1995, the Registrant's wholly-owned banking subsidiary, National Penn Bank ("NP Bank"), entered into contractual arrangements with Compulife Investor Services, Inc., a registered broker-dealer and member of the NASD, and Compulife, Inc., an independent insurance agency (collectively, the "Compulife Companies"), providing for the offer and sale by the Compulife Companies of certain non-deposit investment products to customers of NP Bank and the general public. These products, including mutual funds, variable annuities, unit investment trusts, discount brokerage services, and other securities and financial products, will be made available at certain branch offices of NP Bank, beginning sometime in fourth quarter 1995. The Compulife Companies are not affiliated with NP Bank or the Registrant.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  NATIONAL PENN BANCSHARES, INC.


                                                  By /s/Sandra L. Spayd
                                                    ----------------------------
                                                       Sandra L. Spayd
                                                       Secretary


Dated:  September 28, 1995